ForeRetirement II Variable Annuity

Supplement Dated August 4, 2022

to your Prospectus Dated May 2, 2022

Effective August 1, 2022, the information in the “Current Expenses” and the “Current Expenses + Fund Facilitation Fee” columns for the following Funds as listed in your prospectus under “Appendix B – Funds Available Under the Contract” is hereby deleted and replaced as follows:

Fund Objective	Fund — Share Class Adviser / Sub-Adviser	Current Expenses	Fund Facilitation Fee	Current Expenses + Fund Facilitation Fee	Average Annual Total Returns (as of Dec. 31, 2021)
					1 Year	5 Year	10 Year
Seeks long-term capital growth.	American Century VP Growth Fund - Class II(1) Adviser: American Century Investment Management, Inc.	0.92%	0.00%	0.92%	27.14%	24.30%	18.04%
Seeks long-term capital growth. Income is a secondary objective.	American Century VP Mid Cap Value Fund - Class II Adviser: American Century Investment Management, Inc.	1.00%	0.00%	1.00%	23.02%	9.25%	12.67%
Seeks long-term capital growth. Income is a secondary objective.	American Century VP Value Fund - Class II(1) Adviser: American Century Investment Management, Inc.	0.86%	0.00%	0.86%	24.28%	9.39%	11.88%

(1) This Fund’s annual expenses reflect temporary fee reductions pursuant to an expense reimbursement or fee waiver arrangement.

This Supplement should be retained for future reference.

FRII-080422-FC